EXHIBIT - 32.2

MOSSIMO, INC.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350 AS ADOPTED

PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Mossimo, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Edwin Lewis, Acting Chief Financial Officer of the Company, certify in accordance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)                                  The Report to which this certification is attached as Exhibit -32.2 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition, results of operations, and cash flows of the Company.

/s/ Edwin Lewis
Edwin Lewis
Acting Chief Financial Officer
November 11, 2004